SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 23, 2014

REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP - VI-A (Exact name of registrant as specified in its charter)

Delaware	0-17466	16-1309987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2350 North Forest Road,
Getzville, New York	14068
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (716) 636-9090

________________________________
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Former independent registered public accounting firm

The Company received written correspondence from its independent registered public accounting firm, EFP Rotenberg LLP, on April 23, 2014, that it was resigning as the Company's Independent Auditor. As reported in an 8-K filed on March 10, 2014, EFP Rotenberg, LLP was recently retained to perform the 2013 audit for the Company.  The firm did not complete the 2013 Audit and, accordingly, has not issued a report on the Company’s financial statements for the years ended December 31, 2013 or 2012.

During the Company's fiscal years ended December 31, 2013 and December 31, 2012, and through April 23, 2014, there were no disagreements between the Company and EFP Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to EFP Rotenberg's satisfaction, would have caused EFP Rotenberg to make reference to the subject matter of the disagreement(s) in its reports on the Company's financial statement for such years. During the Company's fiscal years ended December 31, 2013 and December 31, 2012, and through April 23, 2014, there were no "reportable events" as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided EFP Rotenberg, LLP with a copy of the disclosure contained in this Form8-K and requested that EFP Rotenberg furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether EFP Rotenberg agrees with the contents of this disclosure. A copy of that letter, dated 5/13/14, is attached as Exhibit 16.1 to this Form 8-K.

(b)	New independent registered public accounting firm

The Company has engaged Freed Maxick, 424 Main Street, Suite 800 Buffalo NY 14202 as the Company's new independent registered public accounting firm.

During the Company's fiscal years ended December 31, 2013 and December 31, 2012, and through April 23, 2014, the Company did not consult with Freed Maxick on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where either a written report or oral advice was provided that Freed Maxick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description of Exhibit
16.1	Letter of EFP Rotenberg, LLP addressed to the Securities and Exchange Commission, dated 5/13/14.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 5/13/14                     REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP - VI-A

By: /s/ Joseph M. Jayson
Name: Joseph M. Jayson
Individual General Partner,
Principal Executive Officer and
Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number    Description of Exhibit

16. 1 Letter of EFP Rotenberg, LLP addressed to the Securities and Exchange Commission, dated 5/13/14.